UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Nassau Street, Princeton, New Jersey		08542
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 683-3831

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 15, 2015, Global Payments, Inc. (“Global Payments”) and Heartland Payment Systems, Inc. (“Heartland”) issued a joint press release announcing that they have entered into a definitive agreement for Global Payments to acquire Heartland. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed merger, Global Payments will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Heartland Payment Systems, Inc. that also constitutes a prospectus of Global Payments, as well as other relevant documents concerning the proposed transaction. Heartland will mail the proxy statement/prospectus to its stockholders. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

A free copy of the proxy statement/prospectus, as well as other filings containing information about Global Payments and Heartland, may be obtained at the SEC’s website when filed. (http://www.sec.gov). You will also be able to obtain these documents, when filed, free of charge, from Global Payments at investors.globalpaymentsinc.com or from Heartland by accessing Heartland’s website at www.heartlandpaymentsystems.com/investor-relations. Copies of the proxy statement/prospectus when filed can also be obtained, free of charge, by directing a request to our Investor Relations department at Global Payments Inc., 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328-3473, Attention: Investor Relations, by calling (770) 829-8234, or by sending an e-mail to Investor.Relations@globalpay.com or to Heartland’s Investor Relations department at 90 Nassau Street, Second Floor, Princeton, NJ 08542 by calling (609) 683-3831 or by sending an e-mail to Heartland_ir@gregoryfca.com.

Global Payments and Heartland and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Heartland stockholders in respect of the proposed merger. Information regarding persons who may, under the rules of the SEC, be deemed participants in the solicitation of Heartland stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding Global Payments’ directors and executive officers is contained in Global Payments’ Annual Report on Form 10-K for the fiscal year ended May 31, 2015 and its Proxy Statement on Schedule 14A, dated September 25, 2015, which are filed with the SEC. Information regarding Heartland’s directors and executive officers is contained in Heartland’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Proxy Statement on Schedule 14A, dated March 27, 2015, which are filed with the SEC.

Forward-Looking Statements

Investors are cautioned that some of the statements we use in this release contain forward-looking statements and are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties and depend upon future events or conditions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee you that our plans and expectations will be achieved. Such statements may include, but are not limited to, statements about the benefits of the proposed merger between Global Payments and Heartland, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors, among others, that could cause actual events or results to differ materially from those anticipated by our forward-looking statements or historical performance include the ability to meet closing conditions to the merger at all or on the expected terms and schedule, including without limitation the approval of Heartland’s stockholders and other regulatory approvals required for the merger; delay in closing the merger or failure to consummate the merger; difficulties and delays in integrating the Heartland business or fully realizing cost savings and other benefits of the merger at all or within the expected time period; business disruption following the merger making it more difficult to maintain business and operational relationships, including financial institution sponsorship; loss of key personnel, Global Payments’ and Heartland’s ability to accurately predict future market conditions; and changes in laws, regulations or network rules or interpretations thereof impacting Global Payments or Heartland. Additional factors that could cause events or results to differ materially from those anticipated by our forward-looking statements or historical performance can be found in Global Payments’ Annual Report on Form 10-K for the year ended May 31, 2015, Heartland’s Annual Report on Form 10-K for the year ended December 31, 2014 and each company’s subsequent filings with the SEC. Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Joint Press Release, dated December 15, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND PAYMENT SYSTEMS, INC.

Date: December 15, 2015	By:	/s/ Charles H. N. Kallenbach
		Name:	Charles H. N. Kallenbach
		Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release, dated December 15, 2015